ADDITIONAL SECURITIES PURCHASE AGREEMENT

THIS ADDITIONAL SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 31, 2007, by and among HANDHELD ENTERTAINMENT, INC., a Delaware corporation (the “Company”), and the Buyers listed on Schedule I attached hereto (individually, a “Buyer” or collectively “Buyers”).

WITNESSETH

WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, at the closing (the “Closing”) the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase (i) up to an aggregate of Seven Million Four Hundred Twenty-Five Thousand Dollars ($7,425,000) (the “Purchase Price”) of junior secured convertible debentures in the form attached hereto as “Exhibit A” (the “Junior Debentures”), which shall be convertible into shares of the Company’s common stock, par value $0.0001 (the “Common Stock”) (as converted, the “Conversion Shares”), in the respective amounts set forth opposite each Buyer(s) name on Schedule I (the “Subscription Amount”); and (ii) warrants substantially in the form attached hereto as “Exhibit B” (the “Warrants”), to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer’s name in column (3) of the Schedule I (as exercised, the “Warrant Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws;

WHEREAS, the Junior Debentures are secured by a security interest in all of the assets of the Company and of each of the Company's subsidiaries as evidenced by the security agreement together with the patent, trademark, and copyright security agreement dated as of the Closing Date (the “Security Documents”) ;

WHEREAS, the Junior Debentures, the Conversion Shares, the Warrants and the Warrants Shares collectively are referred to herein as the “Securities”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

1. PURCHASE AND SALE OF JUNIOR DEBENTURES.

(a) Purchase of Junior Debentures. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at the Closing and the Company agrees to sell and issue to each Buyer, severally and not jointly, at the Closing, Junior Debentures in amounts corresponding with the Subscription Amount set forth opposite each Buyer’s name on Schedule I hereto and the Warrants to acquire up that number of Warrant Shares as set forth opposite such Buyer’s name in column (5) on Schedule I .

(b) Closing Dates. The Closing of the purchase and sale of the Junior Debentures and Warrants shall take place at 10:00 a.m. Eastern Standard Time on the fifth (5th) business day following the date of satisfaction of the conditions to the Closing set forth in Sections 6 and 7 below (or such other date as is reasonably determined by the Company) (the “Closing Date”). The Closings shall occur on the Closing Date at the offices of Haynes and Boone, LLP, 153 East 53rd Street, Suite 4900, New York, New York 10022 (or such other place as is reasonably determined by the Company).

(c) Form of Payment. Subject to the satisfaction of the terms and conditions of this Agreement, on each Closing Date, (i) the Buyers shall deliver to the Company such aggregate proceeds for the Junior Debentures and Warrants to be issued and sold to such Buyer at such Closing, and (ii) the Company shall deliver to each Buyer, Junior Debentures and Warrants which such Buyer is purchasing at such Closing in amounts indicated opposite such Buyer’s name on Schedule I, duly executed on behalf of the Company.

(d) Stockholders Approval. Prior to the consummation of the Closing, the Company shall use its reasonable best efforts to call and hold a special meeting of the shareholders, for the purpose of (i) approving the transactions contemplated herein, and (ii) increasing the authorized Common Stock of the Company to obtain any stockholder approval required by the Primary Market (as defined herein) and which approval will include at least 30 million shares of Common Stock (such affirmative approval being referred to herein as the “Stockholder Approval”). The Buyer’s obligations to purchase the Junior Debentures to be issued in accordance with this Agreement shall be contingent on the Company obtaining Stockholder Approval.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, that:

(a) Investment Purpose. Each Buyer is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b) Accredited Investor Status. Each Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(c) Reliance on Exemptions. Each Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d) Information. Each Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Securities, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Securities involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e) No Governmental Review. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f) Transfer or Resale. Each Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) such Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144, Rule 144(k), or Rule 144A promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case following the applicable holding period set forth therein; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(g) Legends. Each Buyer agrees to the imprinting, so long as is required by this Section 2(g), of a restrictive legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Certificates evidencing the Conversion Shares or Warrant Shares shall not contain any legend (including the legend set forth above), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Conversion Shares or Warrant Shares pursuant to Rule 144, (iii) if such Conversion Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date (the “Effective Date”) of a Registration Statement if required by the Company’s transfer agent to effect the removal of the legend hereunder upon satisfaction of the requirements for a resale registration statement under applicable securities laws (prospectus delivery and a sellers certification requirements).. If all or any portion of the Junior Debentures or Warrants are exercised by a Buyer that is not an Affiliate of the Company (a “Non-Affiliated Buyer”) at a time when there is an effective registration statement to cover the resale of the Conversion Shares or the Warrant Shares, such Conversion Shares or Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 2(g), it will, no later than three (3) Trading Days following the delivery by a Non-Affiliated Buyer to the Company or the Company’s transfer agent of a certificate representing Conversion Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Non-Affiliated Buyer a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Each Buyer acknowledges that the Company’s agreement hereunder to remove all legends from Conversion Shares or Warrant Shares is not an affirmative statement or representation that such Conversion Shares or Warrant Shares are freely tradable. Each Buyer, severally and not jointly with the other Buyers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 3(g) is predicated upon the Company’s reliance that the buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) Receipt of Documents. Each Buyer and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein and the Transaction Documents (as defined herein); (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company’s Form 10-KSB for the fiscal year ended December 31, 2006; (iv) the Company’s Form 10-QSB for the fiscal quarter ended June 30, 2007 and (v) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

(j) Due Formation of Corporate and Other Buyers. If the Buyer(s) is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Securities and is not prohibited from doing so.

(k) No Legal Advice From the Company. Each Buyer acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth: (i) under the corresponding section of the Disclosure Schedules; (ii) in the executed Asset Purchase Agreement dated as of August 1, 2007 by and between the Company, EBW Acquisition, Inc. and Ebaum’s World, Inc.(the “Asset Purchase”)(including the representations and warranties of “Seller” therein set forth in Article II and Article III and elsewhere therein and in any and all schedules and exhibits thereto; and/or (iii) in the reports and other filings of the Company made with the Securities and Securities and Exchange Commission (SEC) which are publicly available prior to the Closing Date (the “Filings”) which shall be deemed a part hereof and qualify any representation or warranty otherwise made herein (including any schedule or exhibit hereto) and which Disclosure Schedules shall control over any inconsistent information provided in the Asset Purchase documents or the Filings (such Disclosure Schedules, Filings and Asset Purchase disclosures shall be subject to additions, corrections, and deletions prior to the Closing date, provided such revisions shall be reasonably acceptable to Buyer), to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to each Buyer:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any liens, and all the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification..

(c) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Junior Debentures, the Warrants, the Security Documents, the Registration Rights Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, the reservation for issuance and the issuance of the Conversion Shares, and the reservation for issuance and the issuance of the Warrant Shares, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, other than the Stockholder Approval and such approvals and authorizations which will be sought by the Company and obtained prior to Closing, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The authorized officer of the Company executing the Transaction Documents knows of no reason why the Company cannot file the Registration Statement as required under the Registration Rights Agreement or perform any of the Company’s other obligations under the Transaction Documents.

(d) Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”) of which 17,596,130 shares of Common Stock and zero shares of Preferred Stock are issued and outstanding. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in Schedule 3(d): (i) none of the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its subsidiaries (other than pursuant to existing option plans of the Company); (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its subsidiaries; (v) there are no outstanding securities or instruments of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (viii) the Company and its subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyers true, correct and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company's Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities (other than the Stockholder Approval). There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(e) Issuance of Securities. The issuance of the Junior Debentures and the Warrants has been duly authorized and upon issuance, the Junior Debentures will be free from all taxes, liens and charges relating to their issuance by the Company. Upon conversion in accordance with the terms of the Junior Debentures or exercise in accordance with the Warrants, as the case may be, the Conversion Shares and Warrant Shares, respectively, when issued will be validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issue thereof. The Company has reserved from its duly authorized capital stock the appropriate number of shares of Common Stock as set forth in this Agreement.

(f) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Junior Debentures and the Warrants, and reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party which would have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the Primary Market) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, the business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Assuming the accuracy of the representations and warranties of Buyer herein, except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. Except for the Stockholder Approval, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

(g) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since February 11, 2006 (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”) on timely basis or has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. The Company has delivered to the Buyers or their representatives, or made available through the SEC’s website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(i) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made and not misleading.

(h) Intentionally Omitted.

(i) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect.

(j) Acknowledgment Regarding Buyer’s Purchase of the Junior Debentures. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by each Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(k) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(l) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

(m) Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute or, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company’s or its subsidiaries’ employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

(n) Intellectual Property Rights. To the knowledge of Company, the Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

(o) Environmental Laws. To the knowledge of Company, the Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

(p) Title. All real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(q) Insurance. The Company and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

(r) Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(s) Internal Accounting Controls. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets are compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t) No Material Adverse Breaches, etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

(u) Tax Status. The Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(v) Certain Transactions. Except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(w) Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

(x) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(y) Registration Rights. Other than each of the Buyers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. There are no outstanding registration statements not yet declared effective and there are no outstanding comment letters requiring response by the Company from the SEC or any other regulatory agency.

(z) Private Placement. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyers as contemplated hereby. Upon the receipt of Stockholder Approval and any waiting period required for the effectiveness of such approval under Section 14 of the Exchange Act the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Primary Market.

(aa) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from the Primary Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Primary Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Company intends to voluntarily delist its securities from the Boston Stock Exchange.

(bb) Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agents in connection with the placement of the Securities.

(cc) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Junior Debentures and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Junior Debentures in accordance with this Agreement and the Junior Debentures and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, in each case, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

4. COVENANTS.

(a) Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b) Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities, or obtain an exemption for the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

(c) Reporting Status. Until the earlier of (i) the date as of which the Buyer(s) may sell all of the Securities without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), or (ii) the date on which (A) the Buyers shall have sold all the Securities and (B) none of the Junior Debentures or Warrants are outstanding (the “Registration Period”), the Company shall file in a timely manner all reports required to be filed with the SEC pursuant to the Exchange Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

(d) Use of Proceeds. The Company will use the proceeds from the sale of the Junior Debentures for acquisitions, fees, costs and expenses of the transactions contemplated and general corporate and working capital purposes.

(e) Reservation of Shares. Prior to Closing, the Company shall reserve for issuance to a maximum of 6,000,000 shares of Common Stock for issuance upon conversions of the Convertible Dentures and exercise of the Warrants (the “Share Reserve”). The Company represents that it will have as of the Closing Date sufficient authorized and unissued shares of Common Stock available to create the Share Reserve after considering all other commitments that may require the issuance of Common Stock. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance the Share Reserve (as adjusted for stock splits, recapitalizations, and similar events) and in the event that the number of shares of Common Stock remaining in the Share Reserve shall at any time be less than 1,000,000 (as may be proportionately adjusted for stock splits, stock dividends, recapitalizations and similar events affecting the rights of shareholders generally) the Company shall immediately take all action reasonably necessary to at all times have authorized, and reserve for the purpose of issuance, not less than the initial amount required to be set aside as the Share Reserve as of the date of this Agreement, including, without limitation, promptly (within 45 days) seeking stockholder approval for such increase in the number of authorized shares so that the appropriate number of shares may be set aside in the Share Reserve, if required.

(f) Listings or Quotation. The Company’s Common Stock shall be listed or quoted for trading on any of (a) the American Stock Exchange, (b) New York Stock Exchange, (c) the NASDAQ Global Market, (d) the NASDAQ Capital Market, or (e) the NASDAQ OTC Bulletin Board (“OTCBB”) (each, a “Primary Market”). The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents.

(g) Fees and Expenses. Each of the Company and the Buyer(s) shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents.

(h) Corporate Existence. So long as any of the Junior Debentures remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company’s assets or any similar transaction or related transactions (each such transaction, an “Organizational Change”) unless, prior to the consummation an Organizational Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders’ rights and interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Junior Debentures.

(i) Transactions With Affiliates. So long as any Junior Debentures are outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary’s officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a “Related Party”), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in the Company or an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement, transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company; for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement or approved by the shareholders of the Company or otherwise satisfies the rules and regulations of the Primary Market. “Affiliate” for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. “Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

(j) Transfer Agent. The Company covenants and agrees that, in the event that the Company’s agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent.

(k) Neither any Buyer(s) nor its affiliates have an open short position in the Common Stock of the Company, and each Buyer agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock as long as any Junior Debentures or Warrants shall remain outstanding.

5. [RESERVED.]

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Junior Debentures to the Buyer(s) at the Closing is subject to the satisfaction, at or before the Closing Dates, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) Each Buyer shall have executed the Transaction Documents and delivered them to the Company.

(b) The Buyer(s) shall have delivered to the Company the Purchase Price for the Junior Debentures in the respective amounts as set forth next to each Buyer as set forth on Schedule I attached hereto, minus any fees to be paid directly from the proceeds the Closings as set forth herein, by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

(c) The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Dates.

(d) The Company shall have obtained Stockholder Approval and all conditions for the closing of the Asset Purchase shall have been met and the closing of the Asset Purchase shall occur simultaneously with the Closing.

(e) The Company, each Buyer, eBaum’s World, Inc. and YA Global Investments, L.P. shall have entered into a Secondary Subordination Agreement in substantially the form attached hereto as Exhibit C (the “Secondary Subordination Agreement”).

7. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

The obligation of the Buyer(s) hereunder to purchase the Junior Debentures at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(a) The Company shall have executed the Transaction Documents and delivered the same to the Buyers.

(b) The Common Stock shall be authorized for quotation or trading on the Primary Market, trading in the Common Stock shall not have been suspended for any reason, and all the Conversion Shares issuable upon the conversion of the Junior Debentures shall be approved for listing or trading on the Primary Market.

(c) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date

(d) The Company shall have executed and delivered to the Buyer the Junior Debentures and Warrants in the respective amounts set forth opposite each Buyer’s name on Schedule I attached hereto.

(e) The Company shall have provided to the Buyers a true copy of a certificate of good standing evidencing the formation and good standing of the Company from the secretary of state (or comparable office) from the jurisdiction in which the Company is incorporated, as of a date within 10 days of the Closing Date.

(f) The Company shall have delivered to the Buyers a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(c) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing.

(g) The Buyers, the Company, and all of the Company’s subsidiaries shall have executed and delivered the Security Documents in a form reasonably satisfactory to the Buyers providing the Buyers with a security interest in all the assets of the Company and its subsidiaries (including all assets purchased pursuant to the Asset Purchase), including, without limitation, all registered domain names, intellectual property, patents, and trademarks, which security interest shall be expressly subordinate to security interests of YA Global Investments, L.P. and eBaum’s World, Inc., as provided in the Secondary Subordination Agreement.

(h) The Company shall have obtained Stockholder Approval.

(i) The Company shall have created the Share Reserve.

(j) There shall not have been a Material Adverse Change to the Company, to any of its subsidiaries, or to Ebaum’s World, Inc.

8. INDEMNIFICATION.

In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Junior Debentures and the Conversion Shares hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Junior Debentures and the Conversion Shares, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Buyer Indemnitees or any of them solely as a result of (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Junior Debentures or the other Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or the other Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(a) In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Buyer’s other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of (a) any misrepresentation or breach of any representation or warranty made by the Buyer(s) in this Agreement, instrument or document contemplated hereby or thereby executed by the Buyer or (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

9. GOVERNING LAW: MISCELLANEOUS.

(a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement or any of the other Transaction Documents may be waived or amended other than by an instrument in writing signed by the Company and the Required Percentage, which waiver or amendment shall upon approval by the Required Percentage be binding upon all Debenture holders regardless of whether they have consented. For the purposes hereof, the Required Percentage shall mean at the time of such amendment or waiver not less than fifty-one (51%) percent of the outstanding principal amount of Debentures including for any amendment or waiver under any of the Transaction Documents.

(f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Handheld Entertainment, Inc.
539 Bryant Street, Suite 403
San Francisco, CA 94107
Attention: Jeffery Oscodar
Telephone: (415) 495-6470
Facsimile: (415) 495-7708

With a copy to:	Haynes and Boone, LLP
153 East 53rd Street
New York, NY 10022
Attention: Harvey J. Kesner, Esq.
Telephone: (212) 659-7300
Facsimile: (212) 918-8989

If to any Buyer, to its address or facsimile number set forth on Schedule I, with copies to the Buyer’s counsel as set forth on Schedule I, if any. Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Survival. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyer(s) contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing for a period of two (2) years following the date hereof. The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Publicity. The Company shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any Buyer.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Termination. In the event that the Closing shall not have occurred with respect to the Buyers on or before November 30, 2007, unless extended by the parties, due to the Company’s or the Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

(m) Brokerage. The Company represents that no broker, agent, finder or other party has been retained by it in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Company to be paid by Buyer for or on account of the transactions contemplated hereby.

(n) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY: HANDHELD ENTERTAINMENT, INC.

By:	/s/ William J. Bush
Name: William J. Bush
Title: Chief Financial Officer

BUYER’S COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

If an entity:

By:
Name:
Its:

If an individual:
Name: